UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 27, 2024

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 King Street West, Suite 2800 Toronto, Ontario, Canada	M5H 1J9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	(866) 441-0690

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MUX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 27, 2024, McEwen Mining Inc. (the “Company”) held its annual meeting of shareholders. Of the 49,408,755 shares outstanding and entitled to vote at the meeting, 26,845,690 shares were voted, or approximately 54.3% of the outstanding shares entitled to vote.

At the annual meeting, the shareholders: (i) elected the nine individuals nominated to serve as directors; (ii) approved the 2024 McEwen Mining Inc. 2024 Equity and Incentive Plan; and (iii) ratified the appointment of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Proposal 1

Election results for the directors nominated at the meeting are as follows:

	Shares Voted
Name of Nominee	For	Withheld	Broker Non- Votes
Robert R. McEwen	18,377,798	454,722	8,013,120
Allen V. Ambrose	16,985,036	1,847,534	8,013,120
Ian J. Ball	18,511,070	321,500	8,013,120
Richard W. Brissenden	17,683,264	1,149,306	8,013,120
Nicolas Darveau-Garneau	18,471,765	360,805	8,013,120
Robin E. Dunbar	18,483,487	349,083	8,013,120
Michelle Makori	18,510,060	322,510	8,013,120
Merri J. Sanchez	18,447,994	384,576	8,013,120
William M. Shaver	18,490,648	341,922	8,013,120

Proposal 2

Election results for the proposal to approve the McEwen Mining Inc. 2024 Equity and Incentive Plan are as follows:

For	Against	Abstain	Broker Non-Votes
16,614,607	2,120,438	97,525	8,013,120

Proposal 3

Election results for the ratification of the appointment of EY as the independent registered public accounting firm for the year ending December 31, 2024, are as follows:

For	Against	Abstain	Broker Non-Votes
26,708,421	68,949	68,320	0

Item 7.01	Regulation FD Disclosure

At the annual meeting, the Company’s senior management made a presentation on the Company’s business, exploration, development efforts, and financial results and condition. A copy of the PowerPoint slides used in connection with the presentation is furnished with this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits. The following exhibits are furnished or filed with this report, as applicable:

Exhibit No.	Description
99.1	PowerPoint slides dated June 27, 2024
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McEWEN MINING INC.

Date: July 3, 2024	By:	/s/ Carmen Diges
Carmen Diges, General Counsel